SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

TASKER CAPITAL CORP.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Copies of all communications to: Kenneth A. Rosenblum, Esq. Sonnenschein Nath & Rosenthal LLP 1221 Avenue of the Americas New York, New York 10020 (212) 768-6700

TASKER CAPITAL CORP.
39 Old Ridgebury Road
Danbury, CT 06810

June 2, 2006

To the Stockholders of Tasker Capital Corp:

Reference is made to the proxy statement of Tasker Capital Corp. (the “Company”) dated May 15, 2006 (the “Proxy Statement”), which Proxy Statement was mailed to you on or about May 15, 2006. It has come to our attention that certain of the proxy cards accompanying the Proxy Statements mailed to record holders were not imprinted with the name of the record holders to whom the Proxy Statements were sent. To facilitate the proper identification of the stockholders that have signed and returned these original proxy cards, we are enclosing with this letter a new proxy card that is identical to the original proxy card that accompanied the Proxy Statement, except that such new proxy card also contains a printed label indicating the name of the record holder to whom it is being sent.

You are hereby requested to complete, sign and date the enclosed new proxy card (whether or not you had previously completed and mailed one or more of the original proxy cards prior to your receipt of this letter and new proxy card). Please refer to the Proxy Statement for a description of the items you are being asked to vote on, and for all other information relevant to this solicitation. The Proxy Statement is NOT being amended or modified in any respect. PLEASE RETURN THE NEW PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE, EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON. If you return a completed new proxy card, any prior proxy card that you submitted will be disregarded in favor of any more recent proxy card that you return.

Thank you for your participation and prompt attention to this letter. Please call Stathis Kouninis, Chief Financial Officer and Secretary, at (203) 730-4350 if you have any questions or if you have disposed of your Proxy Statement or otherwise require additional copies of the Proxy Statement.

TASKER CAPITAL CORP.

ANNUAL MEETING OF STOCKHOLDERS - TO BE HELD

JUNE 16, 2006
9:00 A.M. EST

You May Vote by Mail
(see instructions on reverse side)

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

PROXY
TASKER CAPITAL CORP.
39 OLD RIDGEBURY ROAD
DANBURY, CT 06810
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard D. Falcone and Stathis Kouninis as proxies, each with the power of substitution, and hereby authorizes them to vote all shares of Common Stock of the undersigned at the 2006 Annual Meeting of Stockholders of Tasker Capital Corp., to be held at the offices of Sonnenschein Nath & Rosenthal LLP, 1221 Avenue of the Americas, New York, New York at 9:00 a.m., local time, on Friday, June 16, 2006, and any adjournment or postponement thereof.
WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, “FOR” PROPOSALS 2 THROUGH 5 AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND “FOR” PROPOSALS 2 THROUGH 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1. Election of Directors		FOR	WITHHOLD AUTHORITY
	James Burns	☐	☐
	Albert A. Canosa	☐	☐
	Richard D. Falcone	☐	☐
	William Miller	☐	☐
	Steven B. Zavagli	☐	☐

(Continued and to be signed on the reverse side)

FOLD AND DETACH HERE

			FOR	AGAINST	ABSTAIN
	2.	Proposal to amend the Company’s Articles of Incorporation to increase the maximum number of directors of the Company from five to seven.	☐	☐	☐
	3.	Proposal to amend the Company’s Articles of Incorporation to change the name of the Company to “Tasker Products Corp.”	☐	☐	☐
[Affix Label in this Box.]	4.	Proposal to approve the Company’s 2006 Stock Plan.	☐	☐	☐
	5.	Proposal to ratify selection of Rothstein, Kass & Company, P.C. as the Company’s independent registered public accounting firm.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature

Signature (Joint Owners)
Date______________________________________________________________, 2006